NON-QUALIFIED STOCK OPTION AGREEMENT

     This Non-Qualified Stock Option Agreement ("Agreement") is effective as of the _____________ day of _____________ ("Effective Date") between Protalex, Inc., a New Mexico corporation, with its principal place of business in Albuquerque, New Mexico ("Company"), and _____________ ("Optionee"), and is made with reference to the following facts:

     A. The Company desires to provide an incentive to and to encourage stock ownership by Optionee, so that Optionee may acquire a proprietary interest in the success of the Company, and to encourage (a) Optionee to remain a member of the Board of Directors of the Company (the "Board")/ (b) (Employee) to expand and improve the profits and prosperity of the Company.

     B.       Optionee is a (a) member of the Board (b)employee.

     C.       This Agreement shall be administered by the Board.


     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein, the Company and Optionee agree as follows:

1. Grant of Option. The Company hereby grants to Optionee the right, privilege and option ("Option") to purchase ____________(#)_shares of the Company's common stock ("Shares") at ___________($)__per Share ("Exercise Price"), in the manner and subject to the conditions provided in this Agreement.

2. Vesting and Time of Exercise of Option. Subject to the provisions of Section 6, the Option shall vest in Optionee, and may be exercised by Optionee as to any or all of the Shares, as follows: (%) of the Shares shall vest immediately on the date hereof.

3. Method of Exercise.

3.1. Exercise Notice. The Option shall be exercised, in whole or in part by written notice to the Company (in the form attached hereto as Exhibit A, the "Exercise Notice") by Optionee or successor (except in the event of death), stating the number of Shares with respect to which the Option is being exercised and designating a time for the delivery thereof ("Exercise Date"), which time shall be at least thirty (30) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. In the event the Option shall be exercisable by any person other than Optionee, the required notice under this
Section 3.1 shall be accompanied by appropriate proof of the right of such person to exercise the Option.

3.2. Delivery of Shares. Subject to the terms of this Agreement, on the Exercise Date and against delivery to the Company of the Exercise Price as set forth in
Section 3.3, the Company shall deliver to Optionee at the principal office of the Company, or such other appropriate place as may be mutually agreed upon, a certificate or certificates for such Shares (out of previously authorized but unissued Shares or acquired or reacquired Shares, as the Company may elect). Notwithstanding the foregoing, the Company may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In no event, however, shall the Company be required to issue fractional Shares.

3.3. Medium and Time of Payment. The Exercise Price shall be payable in full upon any exercise of the Option by certified or bank cashier's check, or such other form of payment the Company agrees to accept.

4. Relationship with the Company and Investment Intent. The Optionee hereby makes the following representations and warranties with the understanding that the Company will rely upon them in order to grant the Option pursuant to certain exemptions provided under the New Mexico Statutes and the Securities Act of 1933, as amended (the "Act"):

4.1. he Optionee either:

(a) has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons of a nature and duration as would allow the Optionee to be aware of the character, business acumen, general business and financial circumstances of the Company or of the person with whom such relationship exists; or

(b) by reason of the Optionee's business or financial experience, or the business or financial experience of the Optionee's professional advisor(s) who is (are) unaffiliated with and is (are) not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect the Optionee's interests in connection with the purchase of the Options of the Company and Shares issuable upon the exercise thereof.

(c) Under either of the above two cases (either a (a) or (b)), the Optionee has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

4.2. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Company necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Company answered to the reasonable satisfaction of the Optionee.

4.3. The Optionee acknowledges that an investment in the Company represents a speculative investment and a high degree of risk. The Optionee is able to bear the economic risk of his or her investment in the Options and the Shares issuable upon exercise thereof.

4.4. The Option and the Shares issuable upon exercise thereof will be acquired by the Optionee for investment only, for the Optionee's own account, and not with a view to or for sale in connection with any distribution of the Option or Shares issuable upon exercise thereof.

4.5. The Optionee understands and acknowledges that the Shares have not been, and will not be, registered under the Act, or qualified under the New Mexico Securities Act of 1986. The Optionee understands and acknowledges that the Shares may not be sold without compliance with the registration and qualification requirements of federal and applicable state securities laws unless exemptions from such laws are available. The Optionee understands that the certificate representing the Shares shall bear the legends set forth in
Section 9 of this Agreement.

4.6.  The grant of Options for Shares and the  exercise of the Options  have not
been   accompanied  by  the   publication  of  any   advertisement   or  general
solicitation.

4.7. The Optionee will not take, or cause to be taken, any action that would cause the Optionee, or any entity or person affiliated with the Optionee, to be deemed an underwriter with respect to the Option or the Shares.

4.8. The Optionee is a resident of the State of ______________.

4.9. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Shares, the Optionee may be required to provide the Company with additional representations, warranties and/or covenants similar to those contained in this Agreement. The Optionee will notify the Company immediately of any change in the representations made in this Section 4 that occurs before the Option is exercised in full by the Optionee.

4.10. No person will be entitled to commission or other remuneration for the solicitation or sale of the Options.

5. Restrictions on Exercise and Delivery. Any exercise of the Option shall be subject to the condition that, if at any time the Company shall determine, in its discretion,

5.1. the satisfaction of any withholding tax or other withholding liabilities is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto,

5.2. the listing, registration, or qualification of any Shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, or

5.3. the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Optionee shall make arrangements satisfactory to the Company to enable the Company to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director, or member of the Board, shall have any liability with respect to the non-issuance or failure to sell Shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6. Termination of Option. Except as otherwise provided in this Agreement, the Option granted under this Agreement, to the extent not previously exercised, shall terminate forthwith upon the first to occur of any of the following events:

6.1. the dissolution or liquidation of the Company;

6.2.______(#) years from the Effective Date;

6.3.the breach by Optionee of any provision of this Agreement;

6.4. immediately upon the occurrence of any event giving rise to Optionee's cessation of providing services to the Company for "cause" ("cause" shall mean Optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Agreement or any other agreement between Optionee and the Company); or

6.5. six (6) months after Optionee's death, in which event the person or persons to whom the rights of Optionee hereunder shall pass may exercise such Option to the extent that Optionee, had Optionee lived, would have been entitled to exercise such Option on the date of Optionee's death.

7. Nontransferability of Option. The Option shall not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of Optionee only by Optionee. Any transfer by Optionee of any Option granted under this Agreement shall void such Option, and the Company shall have no further obligation with respect to such Option. No Option shall be pledged or hypothecated in any way, nor shall any Option be subject to execution, attachment or similar process.

8. Restrictions on Transfer of Shares. Optionee represents and warrants to the Company that Optionee understands that, as of the date of this Agreement, the Shares have not been registered under the Act or qualified under any applicable state securities or "blue sky" laws, and the Shares must be held indefinitely unless subsequently registered and qualified thereunder or exemptions from such registration and qualification are available. Optionee further represents and warrants to the Company that Optionee will not transfer any of the Shares acquired hereunder in violation of the provisions of any applicable securities statute or regulation or the provisions of this Agreement. Optionee acknowledges that the Company has made no agreements, covenants or undertakings whatsoever
(i) to register or qualify any of the Shares under the Act or any applicable state securities laws or (ii) about the availability of any exemption under the Act (including the availability of Rule 144 promulgated thereunder) or applicable state securities laws. Optionee also acknowledges that currently there is no public market for the Shares and that such a market may never develop.

9.  Restrictive  Legends.   Certificates  representing  Shares  shall  bear  the
following legends giving notice of restrictions on transfer as follows:

9.1. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED OR TRANSFERRED IN A TRANSACTION WHICH WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION AFFORDED BY SUCH ACT. NO SALE OR TRANSFER OF THESE SHARES SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

9.2. THE SALE, TRANSFER, HYPOTHECATION, OR ENCUMBRANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A NON-QUALIFIED STOCK OPTION AGREEMENT DATED THE ______________, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE.

9.3. Any other legends required by applicable state securities laws, as determined by the Company and its counsel.

10. Rights as Shareholder. Neither Optionee nor Optionee's executor, administrator, heirs or legatees shall be, or have any rights or privileges of, a shareholder of the Company in respect of the Shares, unless and until certificates representing such Shares shall have been issued pursuant to the terms of this Agreement.

11. Repurchase Option. The Company shall have the right to purchase all Shares held by Optionee or any unexercised Option held by Optionee, which have been obtained pursuant to this Agreement, together with any rights, securities or additional stock that has been received pursuant to a stock dividend, stock split, reorganization or other similar transaction that has been received as a result of Optionee's Option or Shares acquired pursuant thereto in the event (i) Optionee terminates his or her membership on the Board, or (ii) the Company so elects, in the event of a Capital Transaction (as defined in Section 13). The price paid for any unexercised option or Shares shall be the value of such Option or Shares as determined under this Section 11. The value assigned to any Option shall be the fair market value (as determined under this Section 11) of the Shares as to which it is exercisable reduced by the exercise price. The parties shall first negotiate in good faith to reach an agreement as to the value of the Option or Shares. Absent an agreement within thirty (30) days, the parties shall select one appraiser to determine the value of the Option or Shares. In the event the parties cannot agree as to an appraiser, then each party shall appoint one appraiser and the two appraisers shall jointly determine a third appraiser. In the event the two appraisers cannot determine a third appraiser, such third appraiser shall be appointed by a Judge of the District Court of the County of Bernalillo, New Mexico. Such appraisers shall make their determination of the Fair Market Value of the Shares, and the average of the two appraisers whose valuations are closest to each other shall control. Any appraiser selected by any party shall be an appraiser experienced in the area of valuing similar stock. The Company and Optionee, or successor, shall each pay for one-half of the cost of any such appraisal. If the Company desires to purchase the Shares or Options held by Optionee as set forth in this Section, then the Company shall provide written notice to Optionee at Optionee's last known address within one hundred twenty (120) days after the termination of such Optionee's membership on the Board, or at least thirty (30) days prior to a Capital Transaction. The Board may assign the Company's repurchase option under this Section to any person selected by the Board including one or more of the shareholders of the Company.

11.1. The repurchase option set forth in this Section shall terminate upon the consummation of an underwritten public offering of the Company's Shares registered under the Act.

12.Right of First Refusal.

12.1. Shares issued pursuant to this Agreement together with any rights, securities or additional stock that have been received pursuant to a stock dividend, stock split, reorganization or other transaction that has been received as a result of the Option or stock acquired pursuant thereto shall be subject to a right of first refusal by the Company in the event the holder of such Shares proposes to sell, pledge or otherwise transfer said shares or any interest in said shares to any person or entity. Any holder of Shares (or other securities) acquired under this Agreement desiring to transfer such Shares (or other securities) or any interest therein shall give written notice to the Company describing the proposed transfer, including the price of Shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. Unless otherwise agreed by the Company and the holder of such Shares, repurchases by the Company under this Section shall be at the proposed price and terms specified in the notice to the Company. The Company's rights under this Section shall be freely assignable.

12.2. If the Company fails to exercise its right of first refusal  within thirty
(30) days from the date upon which the Company received the Optionee's written notice, Optionee may, within the next ninety (90) days, conclude a transfer of the exact number of Shares covered by said notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer by such transferee shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the holder shall endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall promptly pay the shareholder the total repurchase price as set forth in the terms of this Agreement. The holders of Shares being repurchased pursuant to this Section shall cease to have any rights with respect to such Shares immediately upon repurchase.

12.3. No written notice of a proposed transfer shall be required under this Section and no right of first refusal shall exist with respect to transfers by will or the laws of descent and distribution.

12.4. The right of first refusal set forth in this Section shall terminate upon the consummation of an underwritten public offering of the Company's Shares registered under the Act.

12.5. Any attempted transfer of any Shares or securities subject to this right of first refusal which is not made in compliance with this Section shall be null and void.

12.6. The Board may assign the Company's repurchase option under this Section to any person selected by the Board including one or more or the shareholders of the Company.

13. Adjustments Upon Changes In Capitalization.

13.1. Subdivision or Consolidation. Subject to any required action by shareholders of the Company, the number of Shares covered by each outstanding Option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on all outstanding Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Company. Any fraction of a Share subject to Option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of Shares without other compensation or consideration to the holder of such option.

13.2. Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving corporation, a merger, reorganization or consolidation in which the Company is the surviving corporation and shareholders of the Company exchange their stock for securities or property, a liquidation of the Company or similar transaction ("Capital Transaction"), this Agreement and the Option issued under this Agreement, whether vested or unvested, shall terminate, unless such Option is assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding Option is assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Board, or the Options are repurchased pursuant to Section 12, the Optionee will have the right, during the thirty (30) days prior to such Capital Transaction, to exercise his vested Option.

13.3. Adjustments.To the extent that the foregoing adjustments relate to Shares or securities of the Company, such adjustments shall be made by the Board, whose
determination  in that respect  shall be final,  binding and   conclusive.

13.4. Ability to Adjust. The grant of an Option pursuant to the Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

13.5. Notice of Adjustment. Whenever the Company shall take any action resulting in any adjustment provided for in this Section, the Company shall forthwith deliver notice of such action to Optionee, which notice shall set forth the number of Shares subject to the Option and the exercise price thereof resulting from such adjustment.

14. No Right to Membership on the Board of Directors of the Company. Neither the grant nor exercise of any portion of the Option shall impose upon the Company or any other corporation any obligation to maintain Optionee's status as a member of the Board or to grant Optionee a position in the Company in any other capacity; the right of the Company and any other corporation to retain or continue to retain Optionee in any capacity shall not be diminished or affected as a result of the Option.

15. Dispute Resolution Procedure.

15.1. Sole and Exclusive Method. The provisions of this Section 15 contain the sole and exclusive method, means and procedure to resolve any controversy or claim arising out of or relating to this Agreement or its making, performance or interpretation ("Dispute"), and the parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the provisions of this Section 15. Any and all attempts to circumvent the provisions of this Section 15 shall be absolutely null and void and of no force or effect whatsoever.

15.2. Negotiated Settlement and Arbitration. Any Dispute shall be settled within twenty (20) days of receipt by all parties of a notice of the Dispute by negotiations between representatives of the parties with authority to settle such Dispute. In the absence of such a negotiated settlement, then the Dispute shall be resolved by arbitration before a single arbitrator (except as provided below) in Albuquerque, New Mexico, in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. The arbitrator shall be a person experienced in the subject matter of the circumstance or circumstances to be arbitrated and shall be selected by mutual agreement of the parties. If the parties are unable to agree on the arbitrator within a period of fifteen (15) days after arbitration is demanded by either party, then each party shall select an arbitrator and the two arbitrators so selected shall select a third and the three so chosen shall constitute the board of arbitrators. The arbitrator(s) shall render a decision as soon as possible, but in any event within thirty (30) days of selection. The parties agree to abide by and perform any directions and awards made by the arbitrator(s) whose decision shall be final and binding for all purposes.

15.3. Arbitration Costs. The costs, including reasonable attorneys' fees, of an arbitration or any litigation, whether the same shall arise either in connection with or apart from the arbitration, shall be borne by the party against which the award is granted unless the award otherwise directs. The foregoing entitlement also shall include attorneys' fees (including in-house or outside counsel fees) and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment. The arbitrator(s) may direct either party to pay any sum of money, or to do or subject itself to any act or execute any instrument, for the purpose of carrying the award of the arbitrator(s) into effect.

15.4. Discovery. Each party shall be entitled to pre-hearing discovery as provided in New Mexico Statutes 44-7A-18. If any question is submitted to a court of law for resolution, then the District Court of the County of Bernalillo, New Mexico, or the United States District Court having jurisdiction in the County of Bernalillo, shall be the exclusive court of competent jurisdiction for the resolution of such question.

16. Fair Market Value. The fair market value of Shares on any relevant date for valuation purposes under this Agreement (except for Section 12) shall be determined in accordance with the following provisions:

16.1. Over-the-Counter Shares. If the Shares are not at the time listed or admitted to trading on any stock exchange, but are traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one Share on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system, or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Shares on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

16.2. Stock Exchange Traded Shares. If the Shares are at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one Share on the date in question on the stock exchange determined by the Board to be the primary market for the Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Shares on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

16.3. Non-Traded Shares. If the Shares at the time are neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

17. Withholding Taxes. Notwithstanding anything else to the contrary in this Agreement, the exercise of the Option shall be conditioned upon payment by Optionee in cash, or other provisions satisfactory to the Board, of all local, state, federal or other withholding taxes applicable, in the Board's judgment, to the exercise or to later disposition of Shares acquired upon exercise of the Option (including any repurchase of the Option or the Stock).

18. No Right of Employment. Neither the grant nor exercise of any portion of the Option shall impose upon the Company or any other corporation any obligation to employ or continue to employ Optionee; the right of the Company and any other corporation to terminate Optionee shall not be diminished or affected as a result of the Option.

19. Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the principal office of the Company, and any notice to be given to Optionee shall be addressed to Optionee at the address given below; the parties may substitute for the foregoing such other address(es) as either party may hereafter designate in writing to the other.

20. Governing Law. This Agreement shall be governed by the laws of the State of New Mexico as applied to contracts entered into among residents of New Mexico and to be performed wholly within New Mexico.

21. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of Company, its successors and assigns.

22. Descriptive Headings. Titles to sections and subsections are solely for information purposes and shall not be construed in interpreting this Agreement.

IN WITNESS WHEREOF, this Agreement is entered into and effective as of the date first above written.


                                    THE COMPANY:

                                    PROTALEX, INC., a  New Mexico corporation



                                    By:
                                       Steven H. Kane, its President




                                       OPTIONEE:


                                       name

                                       Address:


                                       EXHIBIT "A"

                                       (Optionee name)

                                       Address:  ____________________________

                                                 ____________________________


  Date: ____________________________

                                                 ____________________________

Protalex, Inc.
_____________________
_____________________
_____________________

Ladies and Gentlemen:

     I (the "Undersigned") hereby exercise my right to purchase _____________ shares ("Shares") of Common Shares of Protalex, Inc., a New Mexico corporation ("Company"), pursuant to, and in accordance with, that Non-Qualified Stock Option Agreement ("Agreement") between the Undersigned and the Company dated effective the ______________. As provided in the Agreement, I deliver herewith the following amount as the purchase price for the Shares:
______________________________. Please deliver to me at my address as set forth above stock certificates representing the Shares registered in the following name(s): ______________________________. I further request that the certificates be registered in the following form of ownership (for example, as individual property, community property, separate property, etc.):
______________________________.

     The representations made by the Undersigned in the Agreement remain accurate in all respects as of the date of this notice, and the Undersigned is not aware of any breach of such representations or any breach of the covenants or other provisions of the Agreement.

                                              Very truly yours,


                                              _________________________________
                                              optionee